Exhibit 10.15


                                    AGREEMENT

         Agreement by and between Lisa Holton, who resides at 35 Prospect Park West, #14B, Brooklyn, New York 11215, and Scholastic Inc. (the "Company"). This Agreement shall be effective as of the last date of signing below.

         1. This Agreement confirms our understanding that, in the event the Company terminates your employment, other than for cause, prior to May 23, 2007, you shall receive a lump sum payment, in lieu of severance, equivalent to six (6) months of salary, at your then current base salary.

         2. You understand that this Agreement constitutes the complete understanding between the Company and you, and supersedes any and all agreements, understandings, and discussions, whether written or oral, between you and the Company with regard to the subject hereof. No other promises or agreements shall be binding unless in writing and signed by both the Company and you after the effective date of this Agreement.


LISA HOLTON


Signature: /s/ Lisa Holton                  Date: August 2, 2006
           -----------------------




SCHOLASTIC INC.

By:   /s/ Peter Watts                       Date: August 2, 2006
      -------------------------
      Name: Peter Watts
      Title: Senior Vice President, Corporate Human Resources